UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/07/2007

Website Pros, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51595

Delaware	94-3327894
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12735 Gran Bay Parkway West, Building 200 Jacksonville, FL 32258

(Address of principal executive offices, including zip code)

(904) 680-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.	Results of Operations and Financial Condition

On February 7, 2007, Website Pros, Inc. (the “Company”) announced the results of operations for its fiscal quarter ended December 31, 2006. A copy of the Company’s press release announcing such results dated February 7, 2007 is attached hereto as Exhibit 99.1.

The information set forth under this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release dated February 7, 2007 containing Website Pros, Inc.’s results of operations for the fiscal quarter ended December 31, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Website Pros, Inc.

Date: February 07, 2007	By:	/s/ Kevin M. Carney
Kevin M. Carney Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated February 7, 2007 containing Website Pros, Inc.’s results of operations for the fiscal quarter ended December 31, 2006.